January 2019 J.P. Morgan Healthcare Conference Exhibit 99.1

Safe Harbor Statement The slides presented today and the accompanying oral presentations contain forward-looking statements, which may be identified by the use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “opportunity”, “potential,” or “continue,” and other similar expressions. Forward-looking statements in this presentation include statements regarding: our expectations regarding the potential for approval by the FDA of our NDA submission for ZULRESSO; our expectations as to the timing of a potential approval and launch; our planned commercial activities, goals and strategy, if ZULRESSO is approved; our anticipated development activities and timelines; the estimated number of patients with certain disorders or diseases or that may benefit from our drugs in the future; the potential for development of our other products candidates in various indications; the target product profile and goals for our product candidates and their potential to change treatment paradigms and improve lives, if we are successful; and our views on our ability to become the leading CNS company. These forward-looking statements are neither promises nor guarantees of future performance, and are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements, including the risk that: The FDA may not approve ZULRESSO and may require additional trials, analyses or data; Even if ZULRESSO is approved, we may encounter issues, delays or unexpected challenges in launching or commercializing the product, including issues related to timing of DEA scheduling, issues related to market acceptance and reimbursement, challenges associated with restrictions or conditions that may be imposed by regulatory authorities, including challenges related to limiting the site of administration to a certified healthcare facility monitored by a qualified healthcare provider, and the necessity for a REMS; and challenges associated with the execution of our sales and patient support activities, which in each case could limit the potential of our product; Success in pre-clinical studies or in early stage clinical trials may not be repeated or observed in ongoing or future studies involving the same compound or other product candidates, and future pre-clinical and clinical results for our product candidates may not support further development of the product candidate or regulatory approval on the timelines we expect or at all or may require additional clinical trials or nonclinical studies; Even if our planned development programs are successful, we still may not achieve review or approval; We may experience slower than expected enrollment in our clinical trials or may encounter other delays or problems, including in analyzing data or requiring the need for additional analysis, data or patients, and such issues with any trial could cause delay in completion of the trial, availability of results and timing of future activities; Even if our products are successfully developed and approved, the number of patients with the diseases or disorders our products treat, and the actual market for such products may be smaller than our current estimates; or we may not achieve market acceptance or reimbursement at acceptable levels; We may encounter unexpected safety or tolerability issues with respect to any of our product candidates; We may not be able to obtain and maintain adequate intellectual property protection or other forms of data and marketing exclusivity for its products, or to defend ours patent portfolio against challenges from third parties; We may face competition from others developing products for similar uses as those for which our products are being developed; Our operating expenses may be higher than forecasted, and we may also face unexpected expenditures or decide to expand our activities, in either case which may result in the need for additional funding to support our business activities earlier than anticipated; Funding to support operations may not be available, when needed, on reasonable terms or at all, or may result in significant dilution to existing shareholders; We may not be able to establish and maintain key business relationships with third parties on We may encounter technical and other unexpected hurdles in the manufacture and development of our products. For additional disclosure regarding these and other risks Sage faces, see the disclosure contained in the "Risk Factors" section of our most recent quarterly report, and in our other public filings with the Securities and Exchange Commission, available on the SEC's website at http://www.sec.gov. Any forward-looking statement represent our views only as of today, and should not be relied upon as representing our views as of any subsequent date. We undertake no obligation to update or revise the information contained in this presentation, whether as a result of new information, future events or circumstances or otherwise.

Delivering on the promise… Taking on the brain. To make it real. To make it treatable. …becoming the leading CNS company

Financing Successfully Establishing a Leading CNS Company in 8 Years Clinical product candidates Clinical indications 2011 0 0 0 $35M Series A 2014 1 1 >1k $117M IPO 2019 4 7 >6K ~$5B Market cap1 $1.7B Gross proceeds to date Library compounds 1. As of market close on 1/4/2019

Establishing a Multi-Franchise CNS Company Depression Neurology Neuropsych Exploring 1st-in-class approach for cognition-related disorders Exploring novel mechanism for chronic diseases Meeting unmet need for rapid-acting treatment-as-needed

Building a Unique Depression Franchise 1st-in-class approach to treat mood disorders with the goal of rapid-acting short course therapy Potential for ZULRESSO™ (brexanolone) injection to be first therapy specifically indicated for PPD Broad opportunity with SAGE-217 to impact millions of patients

ZULRESSOTM (brexanolone) Injection in PPD Integrated Hummingbird Study Data Demonstrate Rapid and Durable HAM-D Reduction ZULRESSO was generally well tolerated in all three studies. The most common AEs were headache, somnolence/sedation and dizziness/vertigo. The most common adverse events leading to dose reduction or interruption were related to sedation (including loss of consciousness) or the infusion site. * * * * * * *p<0.05

ZULRESSO Approval Would Provide Opportunity to Take on Stigma of PPD

- PPD is the most common medical complication of childbirth
- ZULRESSO is the first medicine under FDA review specifically for the treatment of PPD
- PPD can lead to devastating consequences for a woman and for her family
- Suicide is the leading cause of maternal death following childbirth

>400K Women experience PPD each year in the US

~50% of patients are currently diagnosed and treated

25-30% are severe

1. CDC, https://www.cdc.gov/mmwr/volumes/66/wr/mm6606a1.htm, 2017. 2. Bonthapally, ISPOR Annual International meeting, 2017. 3. PACT, The Lancet, 2015. 4. McCabe-Beane, Journal of Reproductive and Infant Psychology, 2016. All estimates represent management's assessment of total number of patients in U.S. based on relevant literature. Other estimates exist in the literature or using claims analysis which are smaller than our estimates. We attribute differences to differences in methodologies and other factors. As a result, more in-depth studies are needed to better understand prevalence in each case.

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Creating New Pathways to Care in PPD Identify HCP Champions Drive REMS certification and formulary review Identify potential alternate sites of care Educate payers on high unmet need in PPD Support hospital reimbursement pathways beyond DRG Price to clinical value Enable referral pathways Minimize barriers for appropriate PPD patients Customize case management services Enable Centers of Excellence 1 Support Access and Reimbursement 2 Focus on Patient Experience 3 Commercial infrastructure build is complete

Broad Depression Program Underway Across Numerous Studies, Indications and Phases SAGE-217’s Potential to Reshape Depression Landscape Study MDD-201 PPD-201 MDD-301 MDD-303 MDD-304 BPD-201 Indication MDD PPD MDD MDD treatment-free intervals Co-morbid MDD and Insomnia Bipolar Depression Phase Pivotal Pivotal Pivotal Pivotal Open-Label Pivotal Phase 2 Open-Label Status Complete Complete Initiated Initiated Initiated Initiated

SAGE-217 was generally well-tolerated in the study. The most common AEs included headache, dizziness, nausea and somnolence. SAGE-217: Positive Pivotal MDD Results (MDD-201) Demonstrated Rapid, Profound and Durable Treatment Response 14 Day Treatment Follow-up Period, Days 15-42 5 10 15 20 45 0 Primary Endpoint * * * * * * * * * * p<0.0001 25 30 35 40 *p<0.05

SAGE-217: Positive Phase 3 PPD Results (PPD-201)

Statistically Significant HAMD-17 Improvement Observed on Day 3 and Maintained through Day 45



ROBIN STUDY
14 Day Treatment
Follow-up Period, Days 15-45
SAGE-217
Placebo
*p<0.05
Primary Endpoint
LS Mean HAMD-17 Change From Baseline
0
-2
-4
-6
-8
-10
-12
-14
-16
-18
-20
0
3
8
15
21
45
Time (Day)
p=0.0029
p=0.0027

SAGE-217 was generally well-tolerated in the study. The most common adverse events (>5%) in the SAGE-217 treatment group were somnolence, headache, dizziness, upper respiratory tract infection, diarrhea, and sedation. Two subjects experienced SAEs, one subject in each treatment group.

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SAGE-217: Positive Phase 3 PPD Results (PPD-201)

Improvement in MADRS Scale Consistent with HAMD-17 Results



ROBIN STUDY
14 Day Treatment
Follow-up Period, Days 15-45
SAGE-217
Placebo
*p<0.05
LS Mean MADRS Change From Baseline
0
-4
-8
-12
-16
-20
-24
-28
0
3
8
15
21
45
Time (Day)
p=0.0182
p=0.0018

SAGE-217 was generally well-tolerated in the study. The most common adverse events (>5%) in the SAGE-217 treatment group were somnolence, headache, dizziness, upper respiratory tract infection, diarrhea, and sedation. Two subjects experienced SAEs, one subject in each treatment group.

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Primary Endpoint Secondary Endpoints HAMD-17 Change from Baseline HAMD-17 Change from Baseline HAMD-17 Remission HAMD-17 Response MADRS Change from Baseline SAGE-217 Day 15: -17.8 Day 45: -19.2 Day 15: 45% Day 15: 72% Day 15: -22.1 Day 45: 53% Day 45: 75% Day 45: -24.8 Placebo Day 15: -13.6 Day 45: -15.1 Day 15: 23% Day 15: 48% Day 15: -17.5 Day 45: 30% Day 45: 57% Day 45: -19.0 Difference Day 15: -4.2 (p=0.0029) Day 45: -4.1 (p=0.0027) Day 15: (p=0.0122) Day 15: (p=0.0050) Day 15: -4.6 (p=0.0182) Day 45: (p=0.0102) Day 45: (p=0.0220) Day 45: -5.8 (p=0.0018) Secondary Endpoints were Statistically Significant and Consistent with the Primary Endpoint SAGE-217: Positive Phase 3 PPD Results (PPD-201)

Psychiatry as Medicine Rapid-acting Profiles Durable Treatment- free Intervals Reducing Stigma Treat-as-needed Medicalizing Depression

Substantial Portfolio Franchise Opportunities Depression Neurology SAGE-324 Lead Ph 1 Program Neuropsych SAGE-718 Lead Ph 1 Program 1st-in-class Oxysterol-based NMDAr modulator  Strong preclinical basis for role of NMDA receptor system in cognition Multiple diseases associated with low NMDA function Initiated Phase 1 Huntington’s Disease cohort Ongoing Phase 1 program Potent anti-seizure preclinical data Mechanistic POC in essential tremor Targeting essential tremor and epileptiform disorders as lead clinical programs

Advancing a Leading CNS Clinical Portfolio

	COMPOUND	INDICATION	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	REGISTRATION
Depression	**ZULRESSO™** (brexanolone) Injection	Postpartum Depression					
	SAGE-217	Major Depressive Disorder					
		Postpartum Depression					
		Bipolar Depression					
		Insomnia					
	Undisclosed						
Neurology	**SAGE-324**	Essential Tremor					
		Epileptiform Disorders					
		Parkinson's Disease					
	Undisclosed						
Neuropsych	**SAGE-718**	NMDA Hypofunction/HD					
	Undisclosed						

© 2019 SAGE THERAPEUTICS

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Significant Milestones Over Next 12-18 Months FRANCHISE PROGRAM ANTICIPATED MILESTONE DEPRESSION ZULRESSO PPD PDUFA target date (March 19th) PPD commercial launch in U.S., if approved (June) SAGE-217 Bipolar depression Phase 2 ARCHWAY Study open-label data (1H 2019) MDD Phase 3 MOUNTAIN Study data (2020) MDD with co-morbid insomnia Phase 3 RAINFOREST Study data (2020) MDD Phase 3 SHORELINE Study open-label treatment-free interval data (2020) NEUROLOGY SAGE-324 Phase 1 SAD and MAD data (1H 2019) Phase 1 target engagement data (1H 2019) Essential tremor Phase 1 cohort data (2H 2019) NEUROPSYCH SAGE-718 Phase 1 SAD and MAD data (1H 2019) Phase 1 target engagement data (1H 2019) Huntington’s Disease Phase 1 cohort data (2H 2019)

Committed to Becoming the CNS Leader Committed to improving patients’ lives World class team + culture Proven R&D and financial playbook Expanding global footprint

Delivering on the promise… Seeing the brain differently makes a world of difference.